UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): March 4, 2020

FELLAZO INC.

(Exact name of registrant as specified in its charter)

Cayman Islands	001-39002	N/A
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

Jinshan Building East, Unit 1903

568 Jinshan West Road

Yong Kang City, Zhejiang Province

People’s Republic of China 321300

(Address of principal executive offices, including zip code)

Registrant’s telephone number, including area code: (86) 13012855255

Not Applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Units, each consisting of one Ordinary Share, one Right and one Warrant	FLLCU	The NASDAQ Stock Market LLC
Ordinary Shares, par value $0.0001 per share	FLLC	The NASDAQ Stock Market LLC
Rights, exchangeable into one-tenth of one Ordinary Share	FLLCR	The NASDAQ Stock Market LLC
Warrants, each exercisable for one-half of one Ordinary Share, each whole Ordinary Share exercisable at $11.50 per whole share	FLLCW	The NASDAQ Stock Market LLC

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company  ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 3.01 Notice of Delisting or Failure to Satisfy a Continued Listing Rule or Standard; Transfer of Listing.

As previously disclosed in its Current Report on Form 8-K filed on December 18, 2019 with the Securities and Exchange Commission (the “SEC”), on December 13, 2019, the staff (the “Staff”) of Nasdaq notified Fellazo Inc. (the “Company”) that the Staff had determined to delist the Company’s units, ordinary shares, warrants and rights (“Securities”) for its failure to (i) timely file its Form 10-Q for the fiscal quarter ended September 30, 2019 as required by Nasdaq Listing Rule 5250(c)(1), and (ii) disclose certain related party transactions as required by Listing Rule 5250(b)(1). Additionally, as disclosed in the Company’s Current Report on Form 8-K filed on January 28, 2020 with the SEC, on January 22, 2020, the Company received another letter from the Staff stating that (a) the Company failed to provide complete responses in connection with an additional information request pursuant to Nasdaq Listing Rule 5250(a)(1), and (b) the compensation committee of the Company failed to determine, or recommend to the board for determination, the compensation of the chief executive officer and all other executive officers of the Company pursuant to the Nasdaq Listing Rule 5605(d)(1)(B), each of which serves as an additional basis for delisting the Company’s Securities from Nasdaq. As previously disclosed in the Company’s Current Report on Form 8-K filed on January 8, 2020 with the SEC, the Company appealed the Staff’s delisting determination on December 20, 2019. A hearing was held on February 6, 2020.

On March 3, 2020, the Company received a letter from the Nasdaq Hearings Panel (the “Panel”) stating that the Panel had affirmed the Staff’s delisting decision and had determined to delist the Company’s Securities from The Nasdaq Stock Market (“Nasdaq”), and suspension of trading in the Securities would be effective at the open of business on March 5, 2020.

Following suspension of trading on Nasdaq, the Company’s units, ordinary shares, warrants and rights will trade on the OTC Markets under the tickers “FLLCU,” “FLLC,” “FLLCW” and “FLLCR,” respectively. Nasdaq will complete the delisting by filing a Notification of Removal from Listing and/or Registration under Section 12(b) of the Securities and Exchange Act of 1934 on Form 25 with the Securities and Exchange Commission after applicable appeal periods have lapsed.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: March 4, 2020

FELLAZO INC.

By:	/s/ Stephen Markscheid
Name: Stephen Markscheid
Title: Interim Chief Executive Officer and Chief Financial Officer

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